Driving Future Value Through Technology Transformation Citi 2017 Financial Technology Conference Antoine Shagoury Chief Information Officer Monday, November 6, 2017

2 This presentation contains forward-looking statements. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of November 6, 2017, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” at the end of this presentation for more information, including a description of certain factors that could affect future results and outcomes. Preface and forward-looking statements

3 • Proven experience, with approximately $2.7 trillion assets under management1 (AUM) as of September 30, 2017 • Access to a wide range of investment strategies across the risk/return spectrum • With approximately $589 billion1 in global ETF assets under management, we have one of the broadest ranges of ETFs in the industry • Delivering investment research, foreign exchange (FX) trading and securities lending • Providing liquidity across 34 international markets, with approximately $3.6 trillion in lendable assets as of August 30, 2017 • $21.1 trillion in foreign exchange and interbank volume traded in 2016 • Assets under custody and administration (AUCA) of approximately $32 trillion as of September 30, 2017 • One of the world’s leading investment service providers • Fund accounting and administration, custody, investment operations outsourcing, recordkeeping, and performance and analytics • Integrated solutions across the lifecycle of trades • Aligning research and advisory, portfolio performance and risk analytics, information and data management to deliver innovation • Customized and flexible multi-asset class products and services Delivering new perspectives and insights into risk management and investment strategy Providing customized asset servicing solutions that support traditional and alternative investments Creating access to alpha, insights, liquidity and financing by enhancing portfolio values Providing access to investment strategies and insights that help achieve financial objectives Footnote 1: Assets under management include the assets of the SPDR® Gold ETF and the SPDR® Long Dollar Gold Trust ETF (approximately $36 billion as of September 30, 2017), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the marketing agent. We have a strong global enterprise

Key transformation programs driving State Street digitization

IT & Operations Transformation | **Beacon *(ongoing)***

2010

- Move to **private cloud** to facilitate data analytics
- Improved **IT architecture**
- **Automated manual processes** to produce more timely data and offer greater risk-management services
- Integrated global platform, leveraging **Centers of Excellence**
- Achieved over **$625 million** in annual savings[1] for full effect in 2015

2014

- Linked **information and workflows** to develop a digital information environment
- Greater **Straight-Through Processing**
- Brought **new services** to clients with high reliability and performance

2016

- Further digitization of data to push towards **near real-time services**, e.g. faster NAVs
- Integrated and **simplified platforms** to reduce costs
- **Streamlined global** product and service delivery
- Move to **hybrid cloud** for scalability and flexibility
- **$275 million** saved to date out of a projected $550 million by the end of 2020[2]

Earlier programs laid the foundation for the current Beacon program – created process standardization to enable automation, attract necessary talent, and leverage global scale for larger impact

Footnote 1: The multi-year Business Operations and Information Technology Transformation program achieved, over the course of the program, greater than $625 million of total pre-tax savings, on annual basis, with full effect in 2015. Pre-tax expense savings relate only to that Transformation program and are based on improvement from our total 2010 expenses from operations, all else being equal.

Footnote 2: Estimated pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results and are based on projected improvement from our full-year 2015 operating-basis expenses, all else being equal. Actual expenses may increase or decrease in the future due to other factors.

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STATE STREET

We are already seeing benefits of this program…

Case Study: Transforming Fund Accounting with Quicker NAV Delivery

Challenge

U.S. mutual fund clients needed to streamline the Net Asset Value (NAV) delivery process in order to:

- Improve transparency: heightened regulatory and risk environment require a more effective way to manage funds
- Alleviate cost pressure: need to optimize expenses and resources
- Enhance operational efficiency: facilitate differentiation and greater access to distribution

State Street Solution

Building on our single global proprietary accounting platform to deliver NAVs 20-30 minutes faster, increasing client value:

- Improved ranking with distributors: supports greater access to distribution and growth
- More accurate NAV: less time-consuming oversight and review processes
- Tools provide intra-day updates: issues addressed sooner

Illustrative example: How we delivered NAV improvements

Up to ~25% reduced cycle times



6 pm+ client deadline
2 hour "Pricing" window
4 pm US market close
Pre-Beacon
Post-Beacon
Client reviews take place sooner
Quicker validation of NAV
Automated workflow with end-to-end view of platform
Digital integration of data inputs
Built on our single global proprietary accounting platform

Optimizing and tracking NAV delivery improvements across U.S. mutual fund clients

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STATE STREET.

6 Illustrative example: Current State • Multiple data sources requiring manual reconciliation across platforms, adding: • Operating inefficiencies • Delays • Costs into the system Distributed ledger network Exchanges Clearing Depository External Systems State Street Systems Single data platform Borrowing Lending Collateral Custody Client Systems • Single, shared ledger that drives transparency • Higher efficiency, no reconciliation • Greater liquidity, enhanced security, and data immutability • Faster transmission of client trade information Client Systems Exchanges Clearing Depository External Systems Data Data Data Data State Street Systems Borrowing Lending Collateral Custody Case Study: Improving Enhanced Custody service processes …and we continue to further digitize our back end processes From… Illustrative example: In-Development …To Reconciliation

7 Quantextual Idea Lab: • New tool helps finance professionals efficiently gain investment insights • Machine learning algorithms consume lengthy research reports – Tag research for investment themes and assets – Suggest new, relevant materials • State Street human curation improves the algorithm’s accuracy and performance • Private, investment research cloud and intuitive natural language query • Personalized user experience 2 1 Problem: Information Overload 3 Solution: Apply Cognitive Computing “How might we help investment professionals understand and interpret complex research reports, and apply relevant findings to their investment strategies?” We are also leveraging our new technology infrastructure to provide value added insights to our clients

Questions and Answers Driving Future Value Through Technology Transformation Citi 2017 Financial Technology Conference Antoine Shagoury Chief Information Officer Monday, November 6, 2017

9 Forward-looking statements This presentation contains “forward-looking statements”, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, financial portfolio performance, dividend and stock purchase programs, outcomes of legal proceedings, market growth, acquisitions, joint ventures and divestitures, cost savings and transformation initiatives, client growth and new technologies, services and opportunities, as well as industry, regulatory, economic and market trends, initiatives and developments, the business environment and other matters that do not relate strictly to historical facts. Terminology such as “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “priority,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms, are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are subject to various risks and uncertainties, which change over time, are based on management's expectations and assumptions at the time the statements are made, and are not guarantees of future results. Management's expectations and assumptions, and the continued validity of the forward-looking statements, are subject to change due to a broad range of factors affecting the national and global economies, regulatory environment and the equity, debt, currency and other financial markets, as well as factors specific to State Street and its subsidiaries, including State Street Bank. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the United States and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate changes to the regulatory framework applicable to our operations, including implementation or modification of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; our resolution plan, submitted to the Federal Reserve and FDIC in June 2017, may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to, challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in our resolution plan submission filed in June 2017 or any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or, similarly, financial markets may react sharply or abruptly to actions taken by the new administration in the United States; our ability to develop and execute State Street Beacon, our multi-year transformation program to digitize our business, deliver significant value and innovation for our clients and lower expenses across the organization, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs of the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our assets under custody and administration or our assets under management in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2016 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to this presentation, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.